Security Information








Security Purchased


Cusip
AU0000CHCCA4


Issuer
CHARTER HALL GROUP


Underwriters
Macquarie Equity Capital Markets, DBSI


Years of continuous operation, including predecessors
> 3 years


Ticker
CHCCA AU


Is the affiliate a manager or co-manager of offering?
Sub-Underwriter


Name of underwriter or dealer from which purchased
Macquarie Equity Capital Markets


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/4/2006


Total dollar amount of offering sold to QIBs
AUD 10,340,000


Total dollar amount of any concurrent public offering
-


Total
AUD 10,340,000


Public offering price
AUD 1.27


Price paid if other than public offering price
 N/A


Underwriting spread or commission
AUD 0.01


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS RREEF Global Real Estate Securities
Fund
New York
101,000
AUD 128,270
1.24%



Total

101,000
AUD 128,270
1.24%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




























Security Information








Security Purchased


CUSIP
LU0269583422


Issuer
GAGFAH SA


Underwriters
DBSI, Dresdner Kleinwort, Goldman Sachs,
Morgan Stanley, DZ Bank AG, Lehman Brothers,
Norddeutsche Landesbank, Sal Oppenheim Jr &
Cie


Years of continuous operation, including predecessors
> 3 years


Ticker
GFJ GR


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/19/2006


Total dollar amount of offering sold to QIBs
 $                                     1,067,290,168


Total dollar amount of any concurrent public offering
 $                                         -


Total
 $                                     1,067,290,168


Public offering price
 $                                        23.78


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                        0.32


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Global Thematic VIP
Chicago
6,500
 $                   154,570
0.01%



DWS International Select Equity VIP
Chicago
25,800
 $                   613,524
0.06%



New York Funds







DWS Global Thematic Fund
New York
62,900
 $
1,495,762
0.14%



DWS International Equity Fund
New York
                        15,000
 $                   356,700
0.03%



DWS International Fund
New York
                        80,200
 $
1,907,156
0.18%



DWS International Select Equity Fund
New York
                        24,700
 $                   587,366
0.06%



DWS International VIP
New York
                        31,900
 $                   758,582
0.07%



DWS RREEF Global Real Estate Securities Fund
New York
                        26,550
 $                   631,359
0.06%



Total

273,550
 $                 6,505,019
0.61%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information








Security Purchased


CUSIP
43713W107


Issuer
HOME INNS & HOTELS MANAGEMENT INC


Underwriters
CSFB, Merrill Lynch, DBSI


Years of continuous operation, including predecessors
> 3 years


Ticker
HMIN US


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
CSFB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/25/2006


Total dollar amount of offering sold to QIBs
 $                                  109,020,000


Total dollar amount of any concurrent public offering
 $                                      -


Total
 $                                109,020,000


Public offering price
 $                                    13.80


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                    0.97


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Mid Cap Growth VIP
Chicago
700
 $                       9,660
0.01%



DWS Small Cap Growth VIP
Chicago
2,700
 $                     37,260
0.03%



New York Funds







DWS Global Opportunities Fund
New York
                          9,600
 $                   132,480
0.12%



DWS Global Opportunities VIP
New York
                          4,600
 $                     63,480
0.06%



DWS Micro Cap Fund
New York
                          1,000
 $                     13,800
0.01%



DWS Mid Cap Growth Fund
New York
14,000
 $                   193,200
0.18%



DWS RREEF Global Real Estate Securities Fund
New York
2,750
 $                     37,950
0.03%



DWS Small Cap Growth Fund
New York
                          5,500
 $                     75,900
0.07%



Total

40,850
 $                   563,730
0.52%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information








Security Purchased


CUSIP
585464100


Issuer
MELCO PBL ENTERTAINMENT


Underwriters
Citigroup, CSFB, UBS, CIBC, CLSA Ltd, DBSI,
JP Morgan


Years of continuous operation, including predecessors
> 3 years


Ticker
MPEL US


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
CSFB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/19/2006


Total dollar amount of offering sold to QIBs
 $                                     1,144,750,000


Total dollar amount of any concurrent public offering
 $                                         -


Total
 $                                    1,144,750,000


Public offering price
 $                                       19.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                        1.24


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Global Thematic VIP
Chicago
2,300
 $                     43,700
0.00%



DWS International Select Equity VIP
Chicago
7,800
 $                   148,200
0.01%



New York Funds







DWS Global Thematic Fund
New York
                        23,000
 $                   437,000
0.04%



DWS International Equity Fund
New York
5,600
 $                   106,400
0.01%



DWS International Fund
New York
29,700
 $                   564,300
0.05%



DWS International Select Equity Fund
New York
7,400
 $                   140,600
0.01%



DWS International VIP
New York
12,200
 $                   231,800
0.02%



DWS RREEF Global Real Estate Securities Fund
New York
13,450
 $                   255,550
0.02%



Total

101,450
 $                 1,927,550
0.17%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.